UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

GREENLIGHT CAPITAL RE, LTD.
(Name of Registrant As Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREENLIGHT RE

VOTE

Online

Go to **www.envisionreports.com/GLRE** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 pm, EST, on July 24, 2023.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Greenlight Capital Re, Ltd. Shareholder Meeting to be Held on Tuesday, July 25, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report to shareholders are available at:

www.envisionreports.com/GLRE

Easy Online Access – View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/GLRE**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 9, 2023 to facilitate timely delivery.

2 N O T

03SLNC

Shareholder Meeting Notice

Dear Greenlight Capital Re, Ltd. Shareholder:

Notice of Annual General Meeting of Shareholders

The 2023 Annual General Meeting of Shareholders of Greenlight Capital Re, Ltd. (the "Company") will be held at 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands, on Tuesday, July 25, 2023, at 9:00 a.m. (local time).

THE FOLLOWING ITEMS WILL BE VOTED UPON AT THE MEETING:

(1) Election of ten Directors for the Company to serve on the Board of Directors of the Company until the Annual General Meeting of Shareholders of the Company in 2024, Nominees:
1a. Simon Burton, 1b. David Einhorn, 1c. Johnny Ferrari, 1d. Ursuline Foley, 1e. Leonard Goldberg, 1f. Victoria Guest, 1g. Ian Isaacs, 1h. Bryan Murphy, 1i. Joseph Platt, 1j. Daniel Roitman;

(2) Election of ten Directors for Greenlight Reinsurance, Ltd. to serve on the Board of Directors of Greenlight Reinsurance, Ltd., until the Annual General Meeting of Shareholders in 2024, which, pursuant to the Company's Third Amended and Restated Memorandum and Articles of Association, or the Articles, is required to be considered by the shareholders of the Company, Nominees:
2a. Simon Burton, 2b. David Einhorn, 2c. Johnny Ferrari, 2d. Ursuline Foley, 2e. Leonard Goldberg, 2f. Victoria Guest, 2g. Ian Isaacs, 2h. Bryan Murphy, 2i. Joseph Platt, 2j. Daniel Roitman;

(3) Election of six Directors for Greenlight Reinsurance Ireland, Designated Activity Company to serve on the Board of Directors of Greenlight Reinsurance Ireland, Designated Activity Company, until the Annual General Meeting of Shareholders in 2024, which, pursuant to the Articles, is required to be considered by the shareholders of the Company, Nominees:
3a. Michael Brady, 3b. Bryan Murphy, 3c. Patrick O'Brien, 3d. Brid Quigley, 3e. Daniel Roitman, 3f. Faramarz Romer;

(4) To consider and vote upon a proposal to ratify the appointment of Deloitte Ltd. as the independent auditors of the Company for the fiscal year ending December 31, 2023;

(5) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;

(6) To consider and vote upon a proposal to ratify the appointment of Deloitte Ireland LLP as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2023, which, pursuant to the Articles, is required to be considered by the shareholders of the Company;

(7) To consider and vote upon a proposal to re-designate Class B ordinary shares as Class A ordinary shares, reclassify the Class A ordinary shares as "ordinary shares" and eliminate the Company's dual-class share structure;

(8) To consider and vote upon a proposal to amend the Articles to eliminate the voting power reduction, or cut-back, provisions related to the Class A ordinary shares contained in §§12(3), 43(2), 53(2) and 54 of the Articles;

(9) To consider and vote upon a proposal to amend the Articles to eliminate certain subsidiary voting, or push-up, provisions contained in §§96 and 97 of the Articles;

(10) To consider and vote upon a proposal to adopt the Fourth Amended and Restated Memorandum and Articles of Association;

(11) To consider and vote upon a proposal to approve and adopt the 2023 Omnibus Incentive Plan;

(12) To consider and cast a non-binding advisory vote on a resolution approving the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

(13) To consider and cast a non-binding advisory vote on the frequency with which say-on-pay votes should be held in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER ITEM 1.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER ITEM 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER ITEM 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 5.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 6.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 7.
HE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 8.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 9.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 10.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 11.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 12.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "1 YEAR" ITEM 13.

The Board of Directors has fixed the close of business on May 1, 2023, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual General Meeting of Shareholders of the Company or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2023 Annual General Meeting of Shareholders of the Company. Directions to attend the 2023 Annual General Meeting of Shareholders of the Company where you may vote in person may be obtained by calling 1-345-943-4573.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

→ **Internet** – Go to **www.envisionreports.com/GLRE**. Click Cast Your Vote or Request Materials.

→ **Phone** – Call us free of charge at 1-866-641-4276.

→ **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Greenlight Capital Re, Ltd." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by July 9, 2023.